PRUDENTIAL WORLD FUND, INC.

Prudential International Equity Fund

Supplement dated March 12, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, Andrew Goldberg will no longer serve as a portfolio manager for the Fund. To reflect this change, all references and information pertaining to Mr. Goldberg appearing in the Prospectus and the Statement of Additional Information are hereby deleted.

Jacob Pozharny, PhD, John Van Belle, PhD, Wen Jin, PhD, CFA, and Ping Wang, PhD will continue to serve as portfolio managers for the Fund.

LR577